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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): DECEMBER 1, 2008

                            SMOKY MARKET FOODS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                     000-52180                   20-4748589
-------------------------------      -----------             -------------------
(State or other jurisdiction of      (Commission                (IRS Employer
 incorporation or organization)      File Number)            Identification No.)


           804 ESTATES DRIVE
              SUITE 100
          APTOS, CALIFORNIA                                           95003
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(Address of Principal Executive Offices)                            (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787
                    ---------------------------------------


                                      N/A
        ----------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 26, 2008, Smoky Market Foods, Inc. (the "Company") received a letter from the Securities and Exchange Commission indicating that the registration of Jaspars + Hall, PC ("Jaspars"), the independent public accounting firm that audited the Company's financial statements for the fiscal year ended December 31, 2007, with the PCAOB had been revoked. On December 1, 2008, the Company's Board of Directors formally approved the termination of the Company's engagement of Jaspars. The Company has commenced a search for a new independent registered public accounting firm.

         No report of Jaspars on the financial statements of the Company for the fiscal years ended December 31, 2007 or December 31, 2006 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principals.

         During the fiscal years ended December 31, 2006 and December 31, 2007, and during the interim period between January 1, 2008 and the date of this report, there were no disagreements with Jaspars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Jaspars, would have caused it to make reference to the subject matter of the disagreements in its reports. There were no "reportable events," as described in
Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2006 and December 31, 2007, and from January 1, 2008 to the date of this Report.

         The Company has requested Jaspars to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter provided by Jaspars is attached to this Form 8-K as Exhibit 16.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (D)  EXHIBITS

                  16.1  Letter from Jaspars and Hall dated December 1, 2008





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Smoky Market Foods, Inc.



Dated: December 1, 2008              By /s/ Edward Feintech
                                        ----------------------------------------
                                        Edward Feintech, Chief Executive Officer